                                                                 Exhibit (a)(4)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. In considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, solicitor, accountant or other independent financial advisor.

If you have sold or otherwise transferred all your American Depositary Shares ("LucasVarity ADSs") of LucasVarity plc ("LucasVarity"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE DISTRIBUTED, FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN.

Morgan Guaranty Trust Company of New York ("J.P. Morgan") is acting for TRW Automotive UK (the "Offeror") and TRW Inc. ("TRW") in relation to the Offer (as defined in the Letter of Transmittal) and no one else, and will not be responsible to anyone other than the Offeror and TRW for providing the protections afforded to customers of J.P. Morgan nor for providing advice in relation to the Offer. J.P. Morgan is acting through J.P. Morgan Securities Inc. for the purpose of making the Offer in the United States.

--------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY

               TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS

                                       OF

                                LUCASVARITY PLC

            PURSUANT TO THE OFFER TO PURCHASE DATED 6 FEBRUARY, 1999

                                       BY

                                  J.P. MORGAN

                                  ON BEHALF OF

                               TRW AUTOMOTIVE UK

                          A WHOLLY OWNED SUBSIDIARY OF

                                    TRW INC.
--------------------------------------------------------------------------------

As set out in "Procedures for tendering LucasVarity ADSs" in paragraph 11 of Part B of Appendix I to the Offer to Purchase, this form or one substantially equivalent hereto must be used for acceptance of the Offer in respect of LucasVarity ADSs if American Depositary Receipts evidencing LucasVarity ADSs ("LucasVarity ADRs") are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach the US Depositary prior to the expiration of the Subsequent Offer Period (as defined in the Offer to Purchase). Such form may be delivered by hand or mailed to the US Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set out herein. See "Procedures for tendering LucasVarity ADSs-Guaranteed Delivery Procedures" in paragraph 11(h) of Part B of Appendix I to the Offer to Purchase.
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                 TO: MORGAN GUARANTY TRUST COMPANY OF NEW YORK

           By Mail:               By Facsimile Transmission:         By Overnight Courier:
 Morgan Guaranty Trust Company          (781) 794-6333           Morgan Guaranty Trust Company
          of New York             (for Eligible Institutions              of New York
   Corporate Reorganization                  Only)                 Corporate Reorganization
         P.O. Box 8216                                                40 Campanelli Drive
     Boston, MA 02266-8216           Confirm by telephone:            Braintree, MA 02184
                                        (781) 794-6388
                                           By Hand:
                           Morgan Guaranty Trust Company of New York
                       Securities Transfer & Reporting Services (STARS)
                                  100 William Street Galleria
                                      New York, NY 10038

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT
CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Acceptance of the Offer (as defined in the Offer to Purchase) in respect of LucasVarity Shares (except insofar as they are represented by LucasVarity ADSs) may not be made with this form and pursuant to the guaranteed delivery procedures.

Capitalized terms and certain other terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Offer to Purchase.

Ladies and Gentlemen:

The undersigned hereby accepts the Offer in respect of LucasVarity ADSs upon the terms and subject to the conditions set forth below pursuant to the guaranteed delivery procedures set out in "Procedures for tendering LucasVarity
ADSs-Guaranteed Delivery Procedures" in paragraph 11(h) of Part B of Appendix I to the Offer to Purchase.

The undersigned understands that the Acceptance of the Offer in respect of LucasVarity ADSs pursuant to the guaranteed delivery procedures will not be treated as a valid acceptance for the purpose of satisfying the Acceptance
Condition (as defined in the Offer to Purchase). See "Procedures for tendering
LucasVarity ADSs-Guaranteed Delivery Procedures" in paragraph 11(h) of Part B of
Appendix I to the Offer to Purchase. To be counted towards satisfaction of the Acceptance Condition, the LucasVarity ADRs evidencing such LucasVarity ADSs must, prior to the First Closing Date (as defined in the Offer to Purchase), be received by the US Depositary or, if applicable, timely confirmation of a book-entry transfer of such LucasVarity ADSs into the US Depositary's account at the Book-Entry Transfer Facility pursuant to the procedures set out in "Procedures for tendering LucasVarity ADSs-Book-entry transfer" in paragraph
11(c) of Part B of Appendix I to the Offer to Purchase must be received by the US Depositary, together with a duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message and any other required documents.

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

Signature(s):                                                Address(es) (Include Zip Code):
------------------------------------------------------       ------------------------------------------------------
------------------------------------------------------       ------------------------------------------------------
                                                             ------------------------------------------------------
Name of Record Holder(s) (Please Type or Print):
------------------------------------------------------       Area Code(s) and Telephone Number(s):
Number of LucasVarity ADSs:                                  ------------------------------------------------------
------------------------------------------------------
LucasVarity ADR No.(s) (if available):                       [ ]  Check box if LucasVarity ADSs will be tendered by
------------------------------------------------------            book-entry transfer.
Dated:
------------------------------------------------------       Account Number:
                                                             ------------------------------------------------------

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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
The undersigned, a participant in the Securities Transfer Agents Medallion
Program, the New York Stock Exchange Medallion Program or the Stock Exchange
Medallion Program, hereby guarantees that the undersigned will deliver to the US
Depositary either the LucasVarity ADRs representing the LucasVarity ADSs with respect to which the Offer is being accepted hereby, in proper form for transfer, or confirmation of the book-entry transfer of such LucasVarity ADSs into the US Depositary's account at The Depository Trust Company, in any such case together with a properly completed and duly executed Letter of Transmittal
(or a manually signed facsimile thereof) with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

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
Name of Firm, Agent or Trustee:                    Authorized Signature:
--------------------------------------------       --------------------------------------------
Address (Include Zip Code):                        Name (Please Type or Print):
--------------------------------------------       --------------------------------------------
--------------------------------------------       Title:
--------------------------------------------       --------------------------------------------
--------------------------------------------       Date:
Area Code and Telephone Number:                    --------------------------------------------
--------------------------------------------

NOTE:
DO NOT SEND LUCASVARITY ADRS WITH THIS FORM; LUCASVARITY ADRS SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.